Exhibit 10(ii)2



                            ANNEX II

                      Registration Rights


         (a) The Purchaser shall have the right at any time after the earlier of (i) the date of exercise of the Purchaser's put right under paragraph 9 of the agreement dated as of October 4, 1993 between the Purchaser and the Company (the "Agreement"), (ii) the acquisition by the Company or any of its Affiliates of Beneficial Ownership of a majority of the outstanding voting capital stock of PCI and
(iii) the expiration of the Put/Call Period to make three requests of the Company in writing: with respect to the first such request to register under the 1933 Act at least
$25 million in value (stated value in the case of the Preferred Stock and market value in the case of the Class B Common Stock) of the Preferred Stock or the Class B Common Stock (collectively, the "Securities") Beneficially Owned by the Purchaser, and with each subsequent such request being at least 6 months following such prior request which resulted in a registration statement with respect to the Subject Stock (as defined below) which was effective until the earlier of the completion of the offering of such Subject Stock or three months. In addition, at any time that the Purchaser shall have the right to require the Company to purchase shares of Preferred Stock and Class B Common Stock pursuant to paragraph 24(g) of the Agreement, the Purchaser shall have the right to make a request to register under the 1933 Act any or all of such shares of Preferred Stock and Class B Common Stock (the "Paragraph 24(g) Stock"). The shares of Preferred Stock and Class B Common Stock subject to any request for registration pursuant to either of the foregoing sentences of this clause
(a) are referred to as the "Subject Stock". The Company shall use all reasonable efforts to cause the Subject
Stock to be registered under the 1933 Act as soon as reasonably practicable after receipt of a request so as to permit promptly the sale thereof, and in connection therewith, the Company shall prepare and file, on such appropriate form as the Company in its discretion shall determine, a registration statement under the 1933 Act to effect such registration. The Company shall use all reasonable efforts to list all Subject Stock covered by such registration statement on any national securities exchange on which Securities of the same class and, if applicable, series, covered by such registration statement or on which the underlying common stock of the same class and, if applicable, series, are then listed or, if such listing cannot be made, to list such Subject Stock on the National
Association of Securities Dealers Automated
Quotation System or National Market System.  The
Purchaser hereby undertakes to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all

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applicable requirements of the Commission and to obtain any desired acceleration of the effective date of such registration statement. Any registration statement filed at the Purchaser's request hereunder will not count as a requested registration unless effectiveness is maintained until the earlier of completion of the offering and three months. Notwithstanding the foregoing, the Company (i) shall not be obligated to cause any special audit to be undertaken in connection with any such registration (provided that this provision shall not relieve the Company of its obligation to obtain any required consents with respect to financial statements in prior periods) and (ii) shall be entitled to postpone for a reasonable period (not to exceed 180 days) of time the filing of any registration statement otherwise required to be prepared and filed by the Company if the Company is, at such time, either (A) other than in the case of a registration statement relating to the Paragraph 24(g) Stock, conducting or about to conduct an underwritten public offering of equity securities (or securities convertible into equity securities) or is subject to a contractual obligation not to engage in a public offering and is advised in writing by its managing underwriter or underwriters (with a copy to the Purchaser) that such offering would in its or their opinion be adversely affected by the registration so requested or (B) subject to an existing contractual obligation to its underwriters not to engage in a public offering.

         At any time after January 1, 1995, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of its equity securities (i) for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any holders of its securities (including any pursuant to a demand registration), then the Company shall give written notice of such proposed filing to the Purchaser as soon as practicable (but in any event not less than 5 Business Days before the anticipated filing date), and such notice shall offer the Purchaser the opportunity to register such number of shares of Securities as the Purchaser requests. If the Purchaser wishes to register securities of the same class or series as the Company or such holder, such registration shall be on the same terms and conditions as the registration of the Company's or such holders' securities (a "Piggyback Registration"). Notwithstanding anything contained herein, if the lead underwriter of an offering involving a Piggyback Registration delivers a written opinion to the Company that the success of such offering would be materially and adversely affected by

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inclusion of all the securities requested to be included, then the number of securities to be registered by each party requesting registration rights shall be reduced in proportion to the number of securities originally requested to be registered by each of them. Nothing contained herein shall require the Company to reduce the number of shares proposed to be issued by the Company.

         No securities may be registered on a registration statement requested by the Purchaser under this Agreement without the Purchaser's express written consent.

         (b) In connection with any offering of shares of Subject Stock registered pursuant to this Annex II, the Company (i) shall furnish to the Purchaser such number of copies of any prospectus (including any preliminary prospectus) as it may reasonably request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current and (ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such "blue sky" or other state securities laws for offer and sale as the Purchaser shall request; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. If applicable, the Company shall enter into an underwriting agreement with a managing underwriter or underwriters selected by it (reasonably satisfactory to the Purchaser) containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions; provided, however, that such underwriter or underwriters shall agree to use their best efforts to ensure that the offering results in a distribution of the Subject Stock sold in accordance with the terms of the agreement. In connection with any offering of Subject Stock registered pursuant to this Annex II, the Company shall (x) furnish to the underwriter, at the Company's expense, unlegended certificates representing ownership of the Subject Stock being sold in such denominations as requested and (y) instruct any transfer agent and registrar of the Subject Stock to release any stop transfer orders with respect to such Subject Stock. Upon any registration becoming effective pursuant to this Annex II, the Company shall use all reasonable efforts to keep such registration statement current for such period as shall be

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required for the of all of said Subject Stock; provided,
however, that such period need not exceed three months.

         (c) The Purchaser shall pay all underwriting discounts and commissions related to shares of Subject Stock being sold by the Purchaser. The Company shall pay all other fees and expenses in connection with any registration statement, including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or "blue sky" laws, fees and disbursements of the Company's counsel, the counsel of the Purchaser, accountants (including the expenses of "cold comfort" letters required by or incident to such performance and compliance) and any fees and disbursements of underwriters customarily paid by issuers in secondary offerings.

         (d) In the case of any offering registered pursuant to this Annex II, the Company agrees to indemnify and hold the Purchaser, each underwriter of Securities under such registration and each person who controls any of the foregoing within the meaning of Section 15 of the 1933 Act and the directors and officers of the Purchaser, harmless against any and all losses, claims, damages, liabilities or action to which they or any of them may become subject under the 1933 Act or any other statute or common law or otherwise, and to reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Subject Stock, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus
(as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained

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in this paragraph (d) shall not apply to such losses, claims, damages, liabilities or actions which shall arise from the sale of Subject Stock by the Purchaser if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been (x) made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto or (y) made in any preliminary prospectus, and the prospectus contained in the registration statement in the form filed by the Company with the Commission pursuant to Rule 424(b) under the 1933 Act shall have corrected such statement or omission and a copy of such prospectus shall not have been sent or given to such person at or prior to the confirmation of such sale to him.

         (e) In the case of each offering registered pursuant to this Annex II, the Purchaser and each underwriter participating therein shall agree, in the same manner and to the same extent as set forth in paragraph (d) of this Annex II severally to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1934 Act, and the directors and officers of the Company, and in the case of each such underwriter, the Purchaser, each person, if any, who controls the Purchaser within the meaning of the 1934 Act and the directors, officers and partners of the Purchaser, with respect to any statement in or omission from such registration statement or any preliminary prospectus
(as amended or as supplemented, if amended or supplemented as aforesaid) or prospectus contained in such registration statement (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser or such underwriter specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

         (f) Each party indemnified under paragraph (d) or (e) of this Annex II shall, promptly after receipt of notice of the commencement of any action against such indemnified party in

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respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof.
The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (d) or (e) of this Annex II, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (d) or (e) of this Annex II for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation.

         (g) If the indemnification provided for under paragraph (d) or (e) shall for any reason be held by a court to be unavailable to an indemnified party under paragraph
(d) or (e) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under paragraph (d) or (e) hereof, the indemnified party and the indemnifying party under paragraph (d) or (e) hereof shall contribute to the aggregate losses, claims, damages and liabilities
(including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective seller of Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective seller from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to

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contribution from any Person who was not guilty of such
fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

         (h) Capitalized terms not defined in this Annex shall have the meanings set forth in the Agreement.